MERGER WITH SELECT BANCORP, INC.	12 Months Ended
Dec. 31, 2013
MERGER WITH SELECT BANCORP [Abstract]
MERGER WITH SELECT BANCORP [Text Block]

NOTE R — MERGER WITH SELECT BANCORP, INC.

On September 30, 2013, the Company signed a merger agreement with Select Bancorp, Inc. (“Select”), a bank holding company headquartered in Greenville, North Carolina, whose wholly-owned subsidiary, Select Bank & Trust Company, is a state-chartered commercial bank with approximately $265.3 million in assets. The merger, which is subject to required regulatory and shareholder approvals, will expand the Bank’s North Carolina presence with six branches in Greenville (two), Elizabeth City, Washington, Gibsonville and Burlington.
Under the terms of the agreement, shareholders of Select common stock will receive 1.8264 shares of New Century common stock for each share of Select common stock, for implied value of approximately $31.1 million in the aggregate, based on 2,475,000 shares of Select common stock outstanding and the $6.87 per share closing price of New Century common stock on September 27, 2013, valuing each share of Select common stock at $12.55.
In addition, each share of Select’s issued and outstanding preferred stock will be exchanged for one share of newly issued New Century preferred stock having terms substantially identical to Select preferred stock. All of the issued and outstanding shares of Select’s preferred stock are held by the Secretary of the United States Treasury and were issued in connection with Select’s participation in the Small Business Lending Fund.
The merger is expected to close in mid-2014.